December 6, 2000





Dear Shareholder Member:

You are cordially invited to attend the Company's annual meeting at 10:00 A.M., local time, on Wednesday, January 24, 2001 in the Auditorium of our Rockford, Illinois, plant. Registration for the meeting will be in the Atrium located at the rear of the plant. We invite you to join members of our management team for an informal social period from 9:00 A.M. to 9:45 A.M. The formal meeting will begin promptly at 10:00 A.M.

Parking is available directly behind the plant. A map is enclosed with this notice.

Please complete and return your proxy card or vote via telephone or the internet as soon as possible whether or not you plan to attend.

Sincerely yours,

WOODWARD GOVERNOR COMPANY




John A. Halbrook
Chairman, Board of Directors




NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

January 24,2001




The annual meeting of the shareholder members of Woodward Governor Company will be held in the Company's Auditorium, 5001 North Second Street, Rockford, Illinois, on
Wednesday, January 24, 2001, at 10:00 A.M., local time.  At the meeting we will:

	1.	Elect four directors to serve for a term of three years each; and
	2.	Transact other business that properly comes before the meeting.

Shareholders who owned Woodward stock at the close of business on November 27, 2000 are entitled to vote at the meeting.

We look forward to seeing you at the meeting.

Sincerely,



Carol J. Manning
Corporate Secretary


December 6, 2000







YOUR VOTE IS IMPORTANT
Even if you plan to attend the meeting in person, please date, sign, and return your proxy in the enclosed envelope, or vote via telephone or the internet as soon as possible. Prompt response is helpful and your cooperation will be appreciated.



PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
Wednesday, January 24, 2001



INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Our Board of Directors is soliciting your proxy to vote at our annual meeting of
shareholder members (or at any adjournment of the meeting). This proxy statement summarizes the information you need to know to vote at the meeting.

We began mailing this proxy statement and the enclosed proxy card on or about December 6, 2000 to all shareholders entitled to vote. The Woodward Governor Company
Annual Report, which includes our financial statements, is being sent with this proxy statement.

Date, time and place of meeting:

	Date:   January 24, 2001
	Time:   10:00 a.m.
	Place:  5001 North Second Street
	        Rockford, Illinois


Record Date Information

Shareholders who owned Woodward common stock at the close of business on the record date, November 27, 2000, are entitled to vote at the meeting. As of the record date, there were 11,316,377 shares outstanding.

Each share of Woodward common stock that you own entitles you to one vote, except for the election of directors. Since four directors are standing for election, you will be entitled to four director votes for each share of stock you own. Of this total, you may choose how many votes you wish to cast for each director.


Voting Your Proxy

Woodward is again offering shareholders the opportunity to vote by mail, by telephone or via the Internet. Instructions to use these methods are set forth on the enclosed proxy card.

If you vote by telephone or via the Internet, please have your proxy or voting instruction card available. The control number appearing on your card is necessary to verify your vote. A telephone or Internet vote authorizes the named proxies in the same manner as if you marked, signed and returned the card by mail. Voting by telephone and via the Internet are valid proxy voting methods under Delaware law
and
Woodward Bylaws.

If you properly fill in your proxy card and send it to us in time to vote, one of the individuals named on your proxy card (your "proxy") will vote your shares as you
have
directed. If you sign the proxy card but do not make specific choices, your proxy will follow the Board's recommendations and vote your shares:

?	"FOR" the election of the Board's nominees to the Board of Directors

	If any other matter is presented at the meeting, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no other matters to be acted on at the meeting.


	Revoking Your Proxy

	You may revoke your proxy by:

?	sending in another signed proxy card with a later date,
?	notifying our Secretary in writing before the meeting that you have revoked your
proxy, or
?	voting in person at the meeting.


	Giving your Proxy to Someone Other than Individuals Designated on the Card

	If you want to give your written proxy to someone other than individuals named on the proxy card:

?	cross out individuals named and insert the name of the individual you are authorizing to vote, or
?	provide a written authorization to the individual you are authorizing to vote
along with your proxy card.


	Quorum Requirement

	A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, at the meeting of holders of shares representing a majority of the votes of the common stock entitled to vote constitutes a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he or she is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.


	Vote Necessary for Action

	Directors are elected by a plurality vote of shares present at the meeting, meaning that the four director nominees receiving the most votes will be elected.

	Other action is by an affirmative vote of the majority of shares present at the meeting. Abstentions and broker non-votes will be treated as unvoted in matters other than director elections.


	BOARD OF DIRECTORS

	Structure

	Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders to serve for a three-year term.

	Directors elected at the 2001 Annual Meeting of Shareholders will hold office for a three-year term expiring in 2004 or when their successors are elected. Other directors are not up for election at this meeting and will continue in office for the remainder of their terms.

	If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Board.

	Proposal 1 -- Election of Directors

	Directors Up for Election at This Meeting for Terms Expiring in 2004:

?	Vern H. Cassens, 68, is retired Senior Vice President and Chief Financial
Officer
of the Company.  Mr. Cassens has been a director of the Company since 1977.

?	Thomas W. Heenan, 69, is a retired partner in the law firm of Chapman and
Cutler,
Chicago, Illinois.  Mr. Heenan has been a director of the Company since 1986.

?	Michael H. Joyce, 60, is President and Chief Operating Officer of Twin
Disc,
Incorporated, a designer and manufacturer of heavy-duty transmission equipment.
Other directorships: The Oilgear Company. Mr. Joyce was elected a director of the Company by the Board of Directors effective October 1, 2000 to replace Carl J.
Dargene, who retired on September 30, 2000.

?	Lou L. Pai, 53, is Chairman and Chief Executive Officer of Enron Energy
Systems, a
provider of energy outsource solutions, and Chairman of TNPC, Inc., a provider of energy to residential users through its subsidiary, The New Power Company. Mr. Pai has been a director of the Company since 1999.

	YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES PRESENTED IN PROPOSAL 1.


	Directors Remaining in Office Until 2003:

?	J. Grant Beadle, 67, is retired Chairman and Chief Executive Officer of
Union
Special Corporation, a manufacturer of industrial sewing machines.	Other
directorships: William Blair Mutual Funds, Inc., and each of the eleven related mutual funds. Mr. Beadle has been a director of the Company since 1988.

Paul Donovan, 53, is Senior Vice President and Chief Financial Officer of Wisconsin Energy Corporation, a holding company with subsidiaries in utility and non-utility businesses, including electric and natural gas energy services, pump manufacturing, waste-to-energy and real estate businesses. Other directorships:
AMCORE Financial, Inc. Mr. Donovan was elected a director of the Company by the
Board of Directors on November 21, 2000.

?	Lawrence E. Gloyd, 68, retired in March 2000 as Chairman and Chief
Executive
Officer and at that time was also named Chairman Emeritus of CLARCOR Inc., Rockford, Illinois, a manufacturer of filtration and consumer packaging products.
Other directorships:  AMCORE Financial, Inc., CLARCOR Inc., Genlyte Thomas
Group
LLC and Thomas Industries, Inc. Mr. Gloyd has been a director of the Company since 1994.

?	J. Peter Jeffrey, 67, is retired Vice President of Development at Father
Flanagan's Boys' Home in Boys Town, Nebraska. Mr. Jeffrey has been a director of the Company since 1981.

	Directors Remaining in Office Until 2002

?	John A. Halbrook, 55, is Chairman and Chief Executive Officer of the
Company.
Other directorships: AMCORE Financial, Inc. Mr. Halbrook has been a director of the Company since 1991.

?	Rodney O'Neal, 47, is Executive Vice President of Delphi Automotive
Systems, a
supplier of automotive interior systems and President of the Safety, Thermal & Electrical Architecture Sector. Mr. O'Neal has been a director of the Company since 1999.

?	Michael T. Yonker, 58, retired in June 1998 as President and Chief
Executive
Officer of Portec, Inc., which had operations in the construction equipment, materials handling and railroad products industries. Other directorships:
Modine
Manufacturing Company, Inc. and Geneva Steel Corporation.  Mr. Yonker has
 been a
director of the Company since 1993.



	Board Meetings and Committees

	The Board of Directors met seven times during 2000; all directors attended more than
75% of the aggregate of the total meetings of the Board of Directors and all committees of the Board on which they served except for Messrs. O'Neal and Pai.

	Audit Committee

		J. Peter Jeffrey, chairman
		J. Grant Beadle
		Vern H. Cassens
		Thomas W. Heenan
		Michael T. Yonker

	The Audit Committee recommends the engagement of independent accountants to audit
Woodward's books, reviews the scope and approach of both the annual independent audit and internal audits, and reviews Woodward's system of internal accounting controls.
The Committee held three meetings during 2000.

	Compensation Committee

		Michael T. Yonker, chairman
		J. Grant Beadle
		Lawrence E. Gloyd
		Thomas W. Heenan
		Rodney O'Neal


	The Compensation Committee recommends the base compensation of Woodward's officers and key personnel, and evaluates the performance of and reviews the results of the annual member evaluation for those individuals. The Committee held two meetings during 2000 prior to the appointment of Mr. O'Neal to the Committee. Carl J. Dargene served as chairman of the Compensation Committee until his retirement on September
30, 2000.  Mr. Yonker was appointed chairman of the Committee on November 9,
2000.

	Executive Committee

		John A. Halbrook, chairman
		J. Grant Beadle
		Lawrence E. Gloyd

	The Executive Committee exercises all the powers and authority of the Board of
Directors in the management of the business when the Board is not in session
 and
when
in the opinion of the Chairman the matter should not be postponed until the next scheduled Board meeting. The Committee may declare cash dividends.
The Committee
may
not authorize certain major corporate actions such as amending the Certificate of
Incorporation, amending the Bylaws, adopting an agreement of merger or consolidation or recommending the sale, lease or exchange of substantially all of Woodward's assets. The Committee held one meeting during 2000.

	Selection Committee

		J. Grant Beadle, chairman
		John A. Halbrook
		Thomas W. Heenan
		Lou L. Pai

	The Selection Committee recommends qualified individuals to fill any vacancies on the
Board. The Committee held one meeting during 2000.

	No procedures have been established for the Selection Committee to consider nominees recommended by shareholder members.

	Stock Option Committee

		Michael T. Yonker, chairman
		J. Grant Beadle
		Lawrence E. Gloyd

	The Stock Option Committee administers the Company's Long-Term Incentive Compensation
Plan, determining and taking all action, including granting of all incentives to eligible working members, in accordance with the terms of the Plan. The Committee held one meeting during 2000.

	All actions by committees are reported to the Board at the next scheduled meeting and are subject to approval and revision by the Board. No legal rights of third parties may be affected by Board revisions.


	Director Qualifications

	The Company's Bylaws provide that:

?	each director shall retire on September 30th following his seventieth birthday
unless approved otherwise by the Board,
?	no person may serve as a director unless he or she agrees to be guided by the
philosophy and concepts expressed in our Constitution, and
?	Woodward must receive adequate notice regarding nominees for directors.  A copy of
the notice requirement in Section 2.8 is attached as Exhibit A.


	Director Compensation

	We do not pay directors who are also Woodward officers additional compensation for their service as directors. In 2000, compensation for non-employee directors included the following:

	a monthly retainer of $1,850
	Board and Committee members receive $1,000 for each meeting attended Committee chairmen receive $1,350 for each Committee meeting attended expenses of attending Board and Committee meetings

	Pursuant to Outside Director Stock Purchase Agreements entered into by Mr. Joyce, Mr.
O'Neal and Mr. Pai, we sold Treasury Shares at the closing price on the dates of purchase. In payment of the purchase price, non-interest bearing notes were signed and will be repaid by application of each director's monthly retainer. The amount of indebtedness outstanding at November 27, 2000: Mr. Joyce, $109,132; Mr. O'Neal, $75,829 and Mr. Pai, $81,397.


	Compensation Committee Interlocks and Insider Participation

	Mr. Dargene was Chairman of the Board of AMCORE Financial, Inc. and a Woodward director during fiscal year 2000, and served as chairman of the Company's Compensation Committee until September 30, 2000. In the ordinary course of its business, Woodward maintains a normal commercial banking relationship with AMCORE
Bank N.A., Rockford, a wholly-owned subsidiary of AMCORE Financial, Inc. The maximum amount of borrowings outstanding at any time during 2000 reached $6,325,000. Interest has been charged at floating rates based on standard market indices. Mr. Halbrook,
Chairman and Chief Executive Officer and a director of Woodward, serves on the Board of Directors of AMCORE Financial, Inc. but does not serve on its Compensation Committee.


	SHARE OWNERSHIP OF MANAGEMENT

	The following table shows how much Woodward stock is owned, as of November 27, 2000, by each director, each executive officer named in the Summary Compensation
Table, and
all directors and executive officers as a group.

		          Ownership of Common Stock___
	Name 	Number	Percent

	J. Grant Beadle	  5,956	  0.05
	Stephen P. Carter	 73,465 (1)	  0.65
	Vern H. Cassens	 77,300 (1) 	  0.68
	Paul Donovan	      0	  0.00
	Ronald E. Fulkrod	 30,677 (1)	  0.27
	Thomas A. Gendron	 34,246 (1)	  0.30
	Lawrence E. Gloyd	  6,292	  0.06
	John A. Halbrook	236,191 (1)	  2.09
	Thomas W. Heenan	 18,836	  0.17
	J. Peter Jeffrey	  6,524	  0.06
	Michael H. Joyce	  2,792	  0.02
	Rodney O'Neal	  4,553	  0.04
	Lou L. Pai	  4,496	  0.04
	C. Phillip Turner	104,072 (1)	  0.92
	Michael T. Yonker	  6,036	  0.05
	All directors and executive
	 officers as a group	619,399 (1)	  5.47


	(1)	Includes the maximum number of shares which might be deemed to be beneficially
	owned under rules of the Securities and Exchange Commission. Includes options to purchase shares of Common Stock as follows: Mr. Carter 69,460; Mr. Cassens 34,080; Mr. Fulkrod 19,582; Mr. Gendron 32,824; Mr. Halbrook 222,825; and Mr. Turner 72,158. Also includes shares (does not include fractional shares) allocated to participant accounts of executive officers under the Woodward Governor Company Member Investment and Stock Ownership Plan. The Plan directs the Trustee to vote the shares allocated to participant accounts under the Woodward Stock Plan portion of the Plan as directed by such participants and to vote all allocated shares for which no timely instructions are received in the same proportion as the allocated shares for which instructions are received.


	Section 16(a) Beneficial Ownership Reporting Compliance

	Based upon a review of our records, all reports required to be filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") were filed on a timely basis except that a Form 4 was inadvertently filed late for Vern H. Cassens.


	PERSONS OWNING MORE THAN FIVE PERCENT OF WOODWARD STOCK
	(As of November 27, 2000)

		          Ownership of Common Stock
	Principal Holders	Number	Percent

	Woodward Governor Company
	Profit Sharing Trust
	5001 North Second Street
	Rockford, Illinois 61125-7001	1,890,979 (1)	  16.71%

	Royce & Associates, Inc.
	Royce Management Company
	Charles M. Royce
	1414 Avenue of the Americas
	New York, New York 10019	 867,396 (2)	   7.66%

	T. Rowe Price Associates, Inc.
	100 East Pratt Street
	Baltimore, Maryland 21202	 587,600 (3)	   5.19%

	 (1)	Shares owned by the Woodward Governor Company Profit Sharing Trust are held in
	its Member Investment and Stock Ownership Plan (the "Plan"). Vanguard
Fiduciary
Trust serves as Trustee of the Profit Sharing Trust. Of the total shares held in the Profit Sharing Trust, 1,672,342 shares of Common Stock are allocated to participant accounts and the rest of the shares will be allocated to participants as the principal and interest on the current outstanding loan to the Plan are repaid. The Plan directs the Trustee to vote the shares allocated to participant accounts under the Woodward Stock Plan portion of the Plan as directed by such participants and to vote all allocated shares for which no timely instructions are received in the same proportion as the allocated shares for which instructions are received. The remaining shares in the Plan are voted by the Trustee as directed by the Plan's Administrative Committee. In the event of a tender or exchange offer, participants have the right individually to decide whether to tender or exchange shares in their account. The Plan directs the Trustee to tender or exchange all allocated shares for which no timely instructions are received in the same proportion as the allocated shares with respect to which it does receive directions. The remaining unallocated shares are tendered or exchanged by the Trustee as directed by the Plan's
Administrative Committee.

	(2)	Royce & Associates, Inc. has advised the Company that it has sole investment
	power and sole voting power for 836,896 shares; Royce Management has sole investment power and sole voting power for 30,500 shares.

	(3)	T. Rowe Price Associates, Inc. has advised the Company that it has sole
	dispositive power for the entire holding of 587,600 shares and has sole voting power for 84,900 shares. These securities are owned by various individual and institutional investors which T. Rowe Price serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, T. Rowe Price is deemed to be a beneficial owner of such securities; however, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such securities.




	COMMON STOCK PERFORMANCE

	The following Performance Graph compares Woodward's cumulative total return on its
Common Stock for a five-year period (years ended September 30, 1996 to September
30,
2000) with the cumulative total return of the S&P SmallCap 600 Index and the S&P
Manufacturing Diversified Index.

	TOTAL RETURN TO SHAREHOLDERS

	(INSERT NEW COMPARISON INDICES GRAPH HERE)

	The Performance Graph included in last year's proxy statement compared Woodward's cumulative total return to the cumulative total return of the S&P 500 Index and the
S&P Machinery Diversified Index. The change in the comparison indices was made because the portfolio characteristics of the S&P SmallCap 600 Index and the S&P Manufacturing Diversified Index are such that these indices are more appropriate
as a
basis of comparison to Woodward. The following Performance Graph compares Woodward's cumulative total return on its Common Stock for a five-year period (years ended September 30, 1996, to September 30, 2000) with the cumulative total return of the indices used last year.

	TOTAL RETURN TO SHAREHOLDERS

	(INSERT PREVIOUS COMPARISON INDICES GRAPH HERE)

	Each graph assumes that the value of the investment in Woodward's Common Stock and each index was $100 on September 30, 1995 and that all dividends were reinvested.


	COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

	The Compensation Committee reviews and administers Woodward's compensation program.
This program includes guidelines to recognize achievement of both Company and individual performance goals as an integral part of the compensation program for key management personnel. Market-based compensation for key management positions recognizing experience and competence level is determined through the use of salary surveys; this process establishes base salary and target incentive (variable) compensation for the individual. Woodward's stock performance is not specifically considered in determining base salary.

	Compensation Structure and Components

?	individuals are assigned to one of 13 salary grade ranges based upon their position
?	base salary is set within the range based upon actual job
responsibilities,
performance and experience in the job
?	annual incentive compensation targets of at least 15%, but not more than
70% of
base salary are established
?	level of incentive compensation is tied to salary grade

	Base Salary

	Base salary, other than that of Woodward's Chairman and Chief Executive Officer, is determined by reviewing his recommendations, which are based on:
?	executive compensation reviews prepared by outside compensation consultants
?	individual performance based on experience, responsibilities, management
and
leadership abilities, and job performance

	The Compensation Committee's determination of base salary for fiscal 2000 was
designed to accomplish two goals:
?	to offer competitive compensation to attract, retain and motivate a high-
quality
senior management team
?	to link total annual cash compensation to individual performance

	Annual Incentive Compensation

	The Compensation Committee consults with the Chairman and Chief Executive Officer regarding eligibility of executive officers and key management personnel for participation in this program, determining the appropriate performance goals
 and
confirming attainment or lack thereof.

	If certain minimum target results are not achieved, no annual incentive will be paid.
If targeted levels are attained, annual incentive levels range from 15% to 70% of base salary of participants. In the case of outstanding performance, each participant has the opportunity to significantly increase his or her incentive compensation above the targeted level.

	Determination of incentive compensation is based on:
?	overall financial performance of the Company or individual groups or operating
units
?	achievement of short-term objectives
?	direct individual performance

	Stock Options

	The Woodward Governor Company 1996 Long-Term Incentive Compensation Plan (the "Plan") was established to further Woodward's long-term growth and profitability by offering long-term incentives to certain key management worker members. By providing an equity position in the Company, the Compensation Committee believes that participants' interests will be better aligned with those of the Company's shareholders.

	Provisions of the Plan are:
?	authorization to grant both incentive and nonqualified stock options
?	award is based on Woodward's performance and the participant's present and potential contributions to that performance
?	option price of shares is determined at the date of the grant and will not be less
than the fair market value as quoted on the Nasdaq National Market on that date

In fiscal 2000, 25 worker members participated in the Plan.


Long-Term Management Incentive Compensation Plan

In fiscal 2000, a long-term performance-based compensation plan was established.
Eligibility for long-term performance cash incentive compensation is limited to a few top-level executives as determined by the Compensation Committee. The Compensation
Committee sets appropriate long-term performance goals and confirms attainment or lack thereof. The performance goals are measured over one initial two-year cycle and then over three-year cycles and encourage consistent, sustainable growth.

A target award is established for each eligible executive based upon salary grade.
Target awards range from 40% to 50% of the executive's base salary. A threshold level of performance is established below which the executive receives no incentive award. Once threshold performance is achieved the executive receives a minimum award equal to 5% to 10% of the target award. Above threshold performance the award increases proportionally so that at the target performance level the executive receives 100% of the target award. The award opportunity continues to increase above target to a practical maximum of 200% of the target award.

Long-term cash award opportunities are determined at the beginning of each performance period and are based on goals associated with:

?	average annual growth in earnings per share
?	average annual return on invested assets

Compensation of the Chairman and Chief Executive Officer

The compensation of John A. Halbrook, Woodward's Chairman and Chief Executive Officer, was determined in the same manner as for all other executive officers. Mr.
Halbrook's base salary in 2000 was $448,700.

Mr. Halbrook's incentive compensation for 2000 of $471,135 was entirely based on total Company performance as measured by shareholder value created. Shareholder value created was calculated using combined increased earnings, improvement in utilization of receivables andinventory, and investment in capital assets.

Mr. Halbrook was also granted options to purchase 40,000 shares of Woodward Governor
Company Common Stock.

Mr. Halbrook is a participant in the newly-established Long-Term Management Incentive
Compensation Plan. In accordance with Plan guidelines, fiscal year 2000 represents one-half of the initial two-year performance period and one-third of the first three-year performance period to be measured against long-term performance goals established by the Committee. The amount of any incentive award will be determined and paid at the end of fiscal year 2001 for the initial two-year period and at the end of fiscal year 2002 for the three-year period.

Compensation Committee:	 Michael T. Yonker, Chairman
		 		 J. Grant Beadle
		 		 Lawrence E. Gloyd
				 Thomas W. Heenan
 Rodney O'Neal


EXECUTIVE COMPENSATION

The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation paid to John A. Halbrook, Woodward's Chairman and Chief
Executive Officer, and to each of the other four most highly compensated executive officers.




SUMMARY COMPENSATION TABLE
					Long-Term
					Compensation
		        Annual Compensation            	   Awards
			 	   Other	 Securities
				   Annual	 Underlying	   All Other
Name and Principal Position	Year	 Salary  	Bonus (1) 	Compensation(2)
	Options (#) 	Compensation (3)

John A. Halbrook	2000	 $447,431	$471,135	     --	  35,000	 $49,988
Chairman and Chief	1999	  415,506	 696,226	     --	  50,000
46,316
Executive Officer	1998	  392,002	 138,062	     --	  79,515	  43,600

C. Phillip Turner	2000	  231,544	  46,167	     --	  15,000	  33,649
Vice President	1999	  214,994	 219,519	     --	  20,000	  31,675
Aircraft Engine Systems	1998	  191,100	 168,422	     --	  24,828
28,552

Stephen P. Carter	2000	  208,283	 138,515	     --	  13,000	  25,641
Vice President, Chief	1999	  190,008	 233,484 	     --	  18,000
23,996
Financial Officer	1998	  160,212	  69,650	     --	  27,610	  19,808
and Treasurer

Ronald E. Fulkrod	2000	  167,094	 162,432	     --	   8,000	  25,432
Vice President	1999 	  136,000	  68,250	     --	   5,000	  20,771
Industrial Controls	1998 	  122,200	  17,767	     --	   1,682
18,398

Thomas A. Gendron	2000	  168,251	 167,765	     --	   8,000	  20,658
Vice President	1999 	  133,975	  81,198	     --	   9,000	  18,036
Industrial Controls	1998	  109,403	  88,271	     --	  10,944
13,386





 (1) 	Includes amounts deferred pursuant to the Unfunded Deferred Compensation
Plan
	No. 2.

 (2) 	No executive officer received personal benefits valued at more than either
10%
of cash compensation or $50,000.

 (3)	Company contributions to the Member Investment and Stock Ownership Plan,
Retirement Income Plan and Unfunded Deferred Compensation Plans are as follows:

Member Investment and Stock Ownership Plan

Officer	  2000	  1999	  1998

Halbrook	$13,750	$13,000	$13,000
Turner	 13,877	 13,524	 13,491
Carter	 13,917	 13,563	 12,229
Fulkrod	 13,052	 10,789	  9,550
Gendron	 13,058	 12,095	  8,639

Retirement Income Plan

Officer	  2000	  1999	  1998

Halbrook	$ 9,180	$ 8,480	$ 8,320
Turner	 13,090	 12,160	 12,000
Carter	  8,670	  8,000	  7,579
Fulkrod	 12,380	  9,983	  8,848
Gendron	  7,599	  5,941	  4,747

Unfunded Deferred Compensation Plans

Officer	  2000	  1999	  1998

Halbrook	$27,058	$24,836	$22,280
Turner	  6,682	  5,992	  3,061
Carter	  3,055	  2,343	      0
Fulkrod	      0	      0	      0
Gendron	      0	      0	      0

Under a plan closed in 1971, Mr. Fulkrod and Mr. Turner are eligible for an annual benefit of $283 at normal retirement.


Transitional Compensation Agreements

In September 1999, Woodward approved transitional compensation agreements with Messrs. Halbrook, Carter and Turner that become operative only upon a change in control or other specified event. For purposes of these agreements, a change in control occurs if:

?	any person, entity, or group (with certain exceptions) becomes the beneficial
owner of 15% or more of the outstanding shares of Woodward common stock; or
?	there is a change in a majority of the Board during any two-year period other than
by election or nomination by a vote of two-thirds of the Board members as of the
beginning of the period; or
	Woodward's shareholders approve a merger, consolidation, sale of assets or share
exchange resulting in our shareholders owning less than 51% of the combined voting
power of the surviving corporation following the transaction; or
?	our shareholders approve a liquidation or dissolution.

Following a change in control, Woodward will continue to employ the executive for a maximum period of two years in substantially the same position, for substantially the same compensation and benefits. If the executive's employment is terminated by Woodward (other than for cause or due to death or disability), or the executive terminates with good reason (as defined in the agreement), he or she receives an
amount (payable in a lump sum) equal to 300% of each of (1) the executive's annual base salary, (2) highest annual bonus in the last three years, and (3) the sum of the
Member Investment and Stock Ownership Plan, Retirement Income Plan and Unfunded Deferred Compensation Plan annual contributions made or credited for the benefit of the executive. Member benefits shall be continued at Woodward's expense for a period of three years after the date of termination. Outplacement services will be provided at Woodward's expense as well as tax preparation services for the executive's taxable year in which the termination occurred.

If the benefits and amount payable to the executives are subject to federal excise tax, the executive officers will also be entitled to receive an additional payment so that they will receive (on a net basis) the same amount that they would have received absent the applicability of the excise tax.


STOCK OPTIONS

The following table shows stock options granted during 2000 under the Woodward Governor Company 1996 Long-Term Incentive Compensation Plan to the individuals named in the Summary Compensation Table:



OPTION GRANTS IN FISCAL YEAR 2000

Individual Grants


	Number of	% of Total			Potential Realizable Value
	Securities	Options			at Assumed Annual Rates of
	Underlying	Granted to			Stock Price Appreciation
	Options	Employees			  For Option Term (3)
	Granted	in Fiscal	Exercise	Expiration
      Name       	  (1)     	  Year   	Price (2)	   Date   	   5%($)
10%($)

John A. Halbrook	  35,000	  24.12%	 $24.75	11/14/2009	$544,780
	$1,380,579

C. Phillip Turner	  15,000	  10.34%	 $24.75	11/14/2009	 233,477
591,677

Stephen P. Carter	  13,000	   8.96%	 $24.75	11/14/2009	 202,347
512,787

Ronald E. Fulkrod	   8,000	   5.51%	 $24.75	11/14/2009	 124,521
315,561

Thomas A. Gendron	   8,000	   5.51%	 $24.75	11/14/2009	 124,521
315,561


(1)	Consists of non-qualified options issued for a ten-year term.

(2)	Closing price of Common Stock as reported on the Nasdaq National Market as of
the date of grant.

(3)	The potential realizable value is calculated based on the term of the option at
its time of grant (ten years). It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

The following table provides information on option exercises in 2000 by the individuals named in the Summary Compensation Table and the value of their unexercised options at September 30, 2000.





			 Number of Securities	      Value of
			Underlying Unexercised	     Unexercised
	  Shares		    Options at	 In-the-Money Options
	 Acquired	 Value	  Fiscal Year-End(#)  	at Fiscal Year-End ($)
	on Exercise	Realized	     Exercisable/      	     Exercisable/
Name                	    (#)    	  ($)   	     Unexercisable
Unexercisable

John A. Halbrook	       0	    $0	  214,075  /  35,000	$4,106,479 /
$693,438

C. Phillip Turner	   4,000	2,500	   68,408  /  15,000	 1,317,907 /
297,188

Stephen P. Carter	       0	    0	   66,210  /  13,000	 1,202,471 /
257,563

Ronald E. Fulkrod	       0	    0	   17,582  /   8,000	   383,156 /
158,500

Thomas A. Gendron	       0	    0	   30,824  /   8,000	   587,518 /
158,500





LONG-TERM MANAGEMENT INCENTIVE COMPENSATION PLAN AWARDS

	See "Compensation Committee Report on Executive Compensation" for a description of the Long-Term Management Incentive Compensation Plan (LTMIC). The LTMIC was approved by the Board of Directors at their meeting on September 22, 1999. The following table shows, for the named executive officers, the calculated future payouts, if any, under the LTMIC for the two-year performance cycle and three-year performance cycle both of which began in fiscal year 2000. Threshold amounts are the minimum amounts payable under the LTMIC provided that the minimum level of performance is achieved with respect to the pre-established performance objectives, measured in terms of the Company's cumulative earnings per share and return on average invested assets for that two-year or three-year cycle. If such performance is not achieved, amounts would be zero.

LONG TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR



	NUMBER OF	PERFORMANCE OR
	 SHARES, 	 OTHER PERIOD 	   ESTIMATED FUTURE PAYOUTS UNDER
	UNITS, OR 	    UNTIL 		    NON-STOCK PRICE-BASED PLANS
	 OTHER 	MATURATION OR
NAME	 RIGHTS	   PAYOUT		      THRESHOLD   TARGET		MAXIMUM

John A. Halbrook	   -	 2 Years  (1)		 $22,435		$224,350
	$448,700
Stephen P. Carter	   -	 2 Years  (1)		   8,360		  83,600
167,200
C. Phillip Turner	   -	 2 Years  (1)		   9,288		  92,880
	 185,760
Ronald E. Fulkrod	   -	 2 Years  (1)		   6,738		  67,376
	 134,752
Thomas A. Gendron	   -	 2 Years  (1)		   6,959		  69,588
	 139,176

John A. Halbrook	   -	 3 Years  (2)		  20,192		 224,350
	 448,700
Stephen P. Carter	   -	 3 Years  (2)		   7,524	   83,600
167,200
C. Phillip Turner	   -	 3 Years  (2)		   8,359		  92,880
	 185,760
Ronald E. Fulkrod	   -	 3 Years  (2)		   6,064		  67,376
	 134,752
Thomas A. Gendron	   -	 3 Years  (2)		   6,263		  69,588
	 139,176



Amounts shown in this table were calculated using the salaries for the named executive officers in the LTMIC as of the beginning of the performance period.

(1)	  Performance Period October 1, 1999 through September 30, 2001.

(2)  Performance Period October 1, 1999 through September 30, 2002.



CERTAIN TRANSACTIONS

See "Compensation Committee Interlocks and Insider Participation."


AUDIT COMMITTEE REPORT TO SHAREHOLDERS

Effective January 31, 2000, the Securities and Exchange Commission adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. The new rules require that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules.
In
addition, the SEC recommends that audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. Therefore, the Charter of the Audit Committee of the Board of Directors of Woodward Governor Company, revised as of March 2000, is included in this proxy statement as Exhibit B.

Consistent with Nasdaq's independent director and audit committee listing standards, as amended on December 14, 1999, and in accordance with the Committee charter, all members of Woodward's Audit Committee are independent directors.

Audit Committee Report

The Audit Committee recommended to Woodward's Board of Directors that the consolidated balance sheets of the Company at September 30, 2000 and 1999, and the related statements of consolidated earnings, shareholders' equity and cash flows of the Company for each of the three years ended September 30, 2000, be included in the
Company's Annual Report on Form 10-K to be filed with the Securities and Exchange
Commission for the year ended September 30, 2000. This recommendation was based on the Committee's review and discussion of the audited financial statements with management and discussions with PricewaterhouseCoopers LLP, the independent accountants who audited the financial statements.

The Committee has discussed with PricewaterhouseCoopers LLP the matters required
to
be discussed under Statement of Auditing Standards No. 61 in connection with their audit. The Committee also discussed with PricewaterhouseCoopers LLP their independence and received from them the written disclosures and the letter required by Independence Standards Board Standard No. 1.

Audit Committee:	J. Peter Jeffrey, chairman
	J. Grant Beadle
	Vern H. Cassens
	Thomas W. Heenan
	           Michael T. Yonker


INDEPENDENT PUBLIC ACCOUNTANTS

In 2000, PricewaterhouseCoopers LLP served as Woodward's independent public accountants. The Board intends to reappoint them for the fiscal year ending September 30, 2001. We anticipate a representative from PricewaterhouseCoopers LLP will be present at the annual meeting and available to answer appropriate questions.


SHAREHOLDER PROPOSALS

If you want to submit a proposal for possible inclusion in our proxy statement for the 2002 Annual Meeting of Shareholders, you must ensure your proposal is received by us on or before August 8, 2001.

If you intend to present a proposal to shareholders, but do not want it included in the proxy statement, management's proxies for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of your proposal no later than October 22, 2001. Even if we receive proper notice before
October 22, 2001, the proxies may still exercise their discretionary authority on the proposal by telling shareholders about the proposal and how they intend to vote on it, unless you solicit proxies for the proposal as required by Rule 14a-4(c)(2) under the Exchange Act.


OTHER MATTERS

Woodward is soliciting this proxy on behalf of its Board of Directors. This solicitation is being made by mail, but also may be made by telephone or in person.
The Company will pay the regular charge of brokers and other nominees who hold shares of record for forwarding proxy material to the beneficial owners of such shares.

We do not know of any matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.

By Order of the Board of Directors

WOODWARD GOVERNOR COMPANY




Carol J. Manning
Corporate Secretary

December 6, 2000



EXHIBIT A


SECTION 2.8 OF THE BYLAWS REQUIRING WRITTEN NOTICE

SECTION 2.8 NOMINATIONS FOR DIRECTOR. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations other than those made by the Board of
Directors shall be made by notice in writing, delivered or mailed by registered or certified United States mail, return receipt requested, postage prepaid, to the Secretary of the Corporation, not less than 20 days nor more than 50 days prior to any meeting of stockholders called for the election of directors; provided, however, if less than 21 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, not later than the close of business on the seventh day following the day on which the notice of meeting was mailed to the stockholders. Each such written notice shall contain the following
information:

	(a)	The name and residence address of the stockholder making the nomination;

	(b)	Such information regarding each nominee as would have been required to be
included in a proxy statement filed pursuant to the proxy rules of the
Securities and Exchange Commission had the nominee been nominated by the
Board of Directors; and

	(c)	The signed consent of each nominee to serve as a member of the Board of
Directors if elected, and the signed agreement of each nominee that if elected he or she will be guided by the philosophy and concepts of human and industrial association of the Corporation as expressed in its
Constitution in connection with the nominee's service as a member of the
Board of Directors.

Unless otherwise determined by the Chairman of the Board of Directors or by a majority of the directors then in office, any nomination which is not made in accordance with the foregoing procedure shall be defective, and any votes which may be cast for the defective nominee shall be disregarded.




EXHIBIT B


Charter of the Audit Committee of the Board of Directors of Woodward Governor Company

Responsibilities

The Audit Committee oversees and monitors management's and the independent auditors' participation in the financial reporting process. In this role, the committee is responsible for performing the following:

?	Recommend to the Board of Directors the appointment of the independent auditors
based on an evaluation of the auditor's independence and other matters
?	Review and discuss with management their plans related to internal audit/risk
assessment activities and the results of those activities
?	Review and discuss with management the audited financial statements
?	Discuss with the independent auditors any matters required to be discussed under
Statement of Auditing Standards No. 61
?	Obtain from the independent auditors the written disclosures and the letter
required by Independence Standards Board Standard No. 1; discuss with the auditors
any disclosed relationships or services that may impact the objectivity and independence of the auditors; and take appropriate actions with respect to the independence of the auditors
?	Recommend to the Board of Directors, based on reviews and discussions referred to
in the preceding three items, that the audited financial statements be included in
the Company's Annual Report on Form 10-K
?	Review with management and the independent auditors the Company's quarterly
financial statements prior to filing of its form 10-Q, if necessary
?	Provide a report in the Company's proxy statement as requested by the
Securities
and Exchange Commission

The Company's independent auditors are appointed by the Board of Directors and are ultimately accountable to the Board and the Audit Committee, as representatives of the shareholders.

Membership

The Audit Committee is to consist of three or more members of the Board of Directors, one of whom is to be elected chairperson. Each member of the committee is to be an
"independent director" as defined under the rules of the Nasdaq National Market and must be able to read and understand fundamental financial statements, including a balance sheet, statement of earnings and statement of cash flows. At least one member of the committee must have past employment experience in finance or accounting or comparative experience or background that results in the individual's financial sophistication.

Meetings

The Audit Committee is to meet two or more times each fiscal year. The Committee chairperson will determine meeting agendas and will involve or exclude management and independent auditors as considered appropriate to fulfill the Committee's responsibilities. Minutes of each meeting are to be prepared and approved at a subsequent meeting. Minutes are to be distributed to committee members and the Chairman of the Board of Directors, and are to be made available to all Board members.

* * *

The adequacy of this Charter is to be reviewed and reassessed by the Committee annually and will be included in the proxy statement every three years.

March 2000




ANNUAL MEETING OF SHAREHOLDERS OF

WOODWARD GOVERNOR COMPANY

January 24, 2001


PROXY VOTING INSTRUCTIONS


TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.


YOUR CONTROL NUMBER IS ______________________

Please Detach and Mail in the Envelope Provided


_X_ PLEASE MARK VOTES
   AS IN THIS EXAMPLE


1.  ELECTION OF DIRECTORS __    __    __	2.  In their discretion, the proxies
	    are authorized to vote upon such
	    other matter as may properly come
    Vern H. Cassens	    before the meeting.
    Thomas W. Heenan
    Michael H. Joyce
    Lou L. Pai	    A majority of said attorneys
	    or proxies who are present at
INSTRUCTIONS: To withhold authority	    the meeting shall have, and may
    to vote for any individual nominee, 	    exercise, all of the powers of
    mark the "For All Except" box	    all said attorneys or proxies
    and strike a line through the 	    hereunder.
    nominee's name in the list provided
    above.  Your shares will be voted	PLEASE MARK, SIGN, DATE AND RETURN
THIS
    for the remaining nominees.	PROXY CARD USING THE ENCLOSED ENVELOPE.





Signature__________________   Signature if held jointly ______________ Dated
________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.













































PROXY	                                  PROXY


WOODWARD GOVERNOR COMPANY

Proxy for Annual Meeting of the Shareholders - January 24, 2001
Solicited by the Board of Directors

The undersigned hereby appoints J. Grant Beadle, Vern H. Cassens and John A. Halbrook, as the undersigned's proxy, with full power of substitution, to represent and to vote, as designated on the reverse side, all the undersigned's common stock in the Woodward Governor Company at the Annual Meeting of Shareholders to be held on
Wednesday, January 24, 2001, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY
THE
UNDERSIGNED SHAREHOLDERS.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL
BE VOTED
IN
THE DISCRETION OF THE NAMED PROXIES ON ALL MATTERS.  THE BOARD FAVORS A VOTE
"FOR"
THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.



	TOTAL RETURN TO SHAREHOLDERS




	Starting
	  Basis
Description	  1995	  1996	  1997	    1998	      1999    2000

Woodward Governor Company 	$100.00	$148.16	$227.16	$154.19
	$173.74	$321.20

S&P SmallCap 600 	$100.00	$115.31	$157.94	$128.45	$150.98
	$187.47

S&P Manufacturing Div	$100.00	$128.82	$179.32	$161.68	$253.41
	$250.53



	Starting
	  Basis
Description	  1995	  1996	  1997	    1998	      1999    2000

Woodward Governor Company 	$100.00	$148.16	$227.16	$154.19
	$173.74	$321.20

S&P 500 	$100.00	$120.34	$169.01	$184.30	$235.24	$266.49

S&P Mach Div	$100.00	$130.47	$182.84	$131.22	$173.24
	$135.57




Assumes that the value of the investment in the Company's Common Stock and each index was $100 on September 30, 1995 and that all dividends were reinvested.